Exhibit 99.1

Vistagen Announces Results of Voting from 2022 Annual Meeting of Stockholders and Partial Adjournment

to October 28, 2022

Annual Meeting to resume October 28, 2022 to vote on Proposal No. 5 to provide Vistagen’s Board of Directors the option to implement a future reverse stock split of the Company’s issued and outstanding common stock, if necessary to maintain the Company’s listing on the Nasdaq Capital Market, and Proposal No. 6 to allow for an amendment to the Company’s Bylaws

SOUTH SAN FRANCISCO, Calif. (BUSINESS WIRE) October 19, 2022—Vistagen Therapeutics, Inc. (Nasdaq: VTGN) (the Company), a late clinical-stage biopharmaceutical company aiming to transform the treatment landscape for individuals living with anxiety, depression and other central nervous system (CNS) disorders, today announced results of voting and the partial adjournment of the Company’s 2022 Annual Meeting of Stockholders (the Annual Meeting) to Friday, October 28, 2022. Four of the six proposals described in the Company's definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (SEC) on August 31, 2022 (the Proxy Statement) were submitted for a vote and stockholders (i) elected each of the director nominees presented in Proposal No. 1, (ii) approved, on an advisory basis, of the compensation paid to the Company’s named executive officers (Say-on-Pay) in Proposal No. 2, (iii) advised that the Company hold a Say-on-Pay vote every year in Proposal No. 3 and (iv) ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending March 31, 2023 in Proposal No. 4. The Annual Meeting was then adjourned to provide the Company with additional time to solicit and collect proxies in favor of Proposal Nos. 5 and 6. Proposal Nos. 5 and 6 have not yet received sufficient votes for approval, therefore, the Annual Meeting will be reconvened at 1:00 p.m. Pacific Time on Friday, October 28, 2022 solely with respect to Proposal Nos. 5 and 6.

As described in the Definitive Proxy Statement:

●         A vote "FOR" Proposal No. 5 grants discretionary authority to, but does not require, Vistagen's Board of Directors (the Board) to implement a reverse stock split of the Company's issued and outstanding shares of common stock (the Reverse Split) in the future as the Board may deem necessary and advisable prior to the one-year anniversary of the Annual Meeting to, among other things, maintain the Company's listing on the NASDAQ Capital Market (Nasdaq). As further described in the Proxy Statement, if Proposal No. 5 is approved, the Board does not intend to immediately implement the Reverse Split. Instead, the Board plans to carefully consider several factors before using, or not using at all, the authority provided by Proposal No. 5.

●

As noted in the press release issued by the Company on October 6, 2022, the two leading independent proxy advisory firms, Institutional Shareholder Services Inc. (ISS) and Glass Lewis & Co. (Glass Lewis), have recommended that Vistagen stockholders entitled to vote at the Annual Meeting vote "FOR" Proposal No. 5. ISS and Glass Lewis are independent proxy advisory firms and do not have any business or other relationship with Vistagen. Vistagen did not engage or compensate either firm for their analysis or recommendations.

●         A vote "FOR" Proposal No. 6 will approve an amendment of the Company's Second Amended and Restated Bylaws (the Bylaw Amendment) to allow the Board in its sole discretion, to determine, from time to time, the number of directors constituting the Board of Directors.

●

The Board believes that the flexibility provided by the proposed Bylaw Amendment will better enable it to quickly and efficiently accommodate the Company’s needs of the Board in the future, particularly as it relates to diversity of background, represented communities and skillsets of the directors.

Approval of Proposal Nos. 5 and 6 require that a majority of the outstanding shares of Vistagen’s common stock as of August 16, 2022 vote "FOR" each Proposal. As of the adjournment of the Annual Meeting, approximately 45.5% of the shares eligible to vote have voted "FOR" Proposal No. 5 and approximately 15.3% of the shares eligible to vote have voted against Proposal No. 5; approximately 28.9% of the shares eligible to vote have voted "FOR" Proposal No. 6 and approximately 11.6% of the shares eligible to vote have voted against Proposal No. 6.

Stockholders are encouraged to review additional information about Proposal Nos. 5 and 6 that is available in the Company's definitive proxy statement filed with the SEC on August 31, 2022.

The Company will reconvene the 2022 Annual Meeting of Stockholders on Friday, October 28, 2022 at 1:00 p.m. Pacific Time. Vistagen stockholders as of August 16, 2022, the record date for the Annual Meeting, may access all materials related to the Annual Meeting, including the Company's definitive proxy statement, by visiting: http://www.envisionreports.com/VTGN

The deadline for stockholders to vote (or change their vote) is 8:59 p.m. Pacific Time on Thursday, October 27, 2022.

The Company and its Board encourage all stockholders of record on the record date who have not yet voted to vote “FOR” Proposal Nos. 5 and 6 prior to 8:59 p.m. Pacific Time on October 27, 2022. Stockholders may vote on Proposal Nos. 5 and 6 online at http://www.envisionreports.com/VTGN or by contacting the Company's proxy solicitation agent, Saratoga Proxy Consulting, at (212) 257-1311 or (888) 368-0379 or by email at info@saratogaproxy.com.

Stockholders who have already voted do not need to vote again. Proxies already given will be voted in the manner specified in respect of Proposal Nos. 5 and 6 at the reconvened Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement.

Stockholders Questions and Voting Assistance

The Company has engaged Saratoga Proxy Consulting to act as its proxy solicitation agent in connection with the proxy voting for the Annual Meeting. Vistagen stockholders that have any questions or need assistance in voting their shares should contact the Company's proxy solicitation agent, Saratoga Proxy Consulting, at (212) 257-1311 or (888) 368-0379 or by email at info@saratogaproxy.com.

Investors are strongly encouraged to read the proxy materials that were filed with the SEC.

About Vistagen

Vistagen (Nasdaq: VTGN) is a late clinical-stage biopharmaceutical company aiming to transform the treatment landscape for individuals living with anxiety, depression and other CNS disorders. The Company is advancing therapeutics with the potential to be faster-acting, and with fewer side effects and safety concerns, than those that are currently available. PH94B and PH10 belong to a new class of drugs known as pherines, which are investigational neuroactive steroid nasal sprays designed with a novel rapid-onset mechanism of action that activates chemosensory neurons in the nasal passages and can impact the olfactory-amygdala neural circuits without systemic uptake or direct activity on CNS neurons in the brain. Vistagen is passionate about transforming mental health care and redefining what is possible in the treatment of anxiety and depression. Connect at www.Vistagen.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of words such as "may," “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Vistagen and its management, are inherently uncertain. These risks are fully discussed in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC). The Company’s SEC filings are available on the SEC’s website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the Annual Meeting described above, the Company filed a definitive proxy statement (Proxy Statement) with the SEC on August 31, 2022. This press release does not contain all the information that should be considered concerning the matters to be considered at the Annual Meeting, including the reverse stock split authorization presented in Proposal No. 5, and is not intended to form the basis of any investment decision or any other decision in respect of such matters. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Annual Meeting, as these materials contain important information about the Company and the proposals to be considered at the Annual Meeting. The Company’s stockholders may also obtain copies of the Proxy Statement and other documents filed with the Commission, without charge, at the Commission’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary c/o Vistagen Therapeutics, Inc., 343 Allerton Avenue, South San Francisco, CA 94080.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be considered at the Annual Meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive Proxy Statement for the Annual Meeting, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, as well as any proxy supplement or amendments thereto. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, to the extent required by applicable laws.

CONTACTS

Investors:

Mark Flather

Vice President, Investor Relations

(650) 577-3617

mflather@vistagen.com

Media:

Nate Hitchings

SKDK

nhitchings@skdknick.com

If you have any questions or need assistance voting your shares, please call:

Saratoga Proxy Consulting LLC
(212) 257-1311
(888) 368-0379

info@saratogaproxy.com